POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned Directors of the Federal Home Loan Bank of Pittsburgh (the “Corporation”), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints Dana A. Yealy, Managing Director, General Counsel & Corporate Secretary, as such person’s true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2014 (the “Form 10-K”); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as he may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.
WITNESS the due execution hereof by the following persons in the capacities indicated as of this 20th day of February 2015.

Name/Signature    Capacity

/s/ PATRICK A. BOND Patrick A. Bond	Chairman of the Board of Directors

Commonwealth of Pennsylvania
County of Allegheny

I, Kathleen R. Fillnow, a Notary Public in and for said County, in the aforesaid Commonwealth do hereby certify that Patrick A. Bond personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ KATHLEEN R. FILLNOW
Notary Public
My Commission Expires:

11-29-2016

/s/ JOHN K. DARR John K. Darr	Vice Chairman of the Board of Directors

Commonwealth of Pennsylvania
County of Allegheny

I, Kathleen R. Fillnow, a Notary Public in and for said County, in the aforesaid Commonwealth do hereby certify that John K. Darr personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ KATHLEEN R. FILLNOW
Notary Public
My Commission Expires:

11-29-2016

/s/ PAMELA C. ASBURY Pamela C. Asbury	Director

Commonwealth of Pennsylvania
County of Allegheny

I, Kathleen R. Fillnow, a Notary Public in and for said County, in the aforesaid Commonwealth do hereby certify that Pamela C. Asbury personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ KATHLEEN R. FILLNOW
Notary Public
My Commission Expires:

11-29-2016

/s/ JOSEPH M. BLASTON Joseph M. Blaston	Director

Commonwealth of Pennsylvania
County of Allegheny

I, Kathleen R. Fillnow, a Notary Public in and for said County, in the aforesaid Commonwealth do hereby certify that Joseph M. Blaston personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ KATHLEEN R. FILLNOW
Notary Public
My Commission Expires:

11-29-2016

/s/ GLENN R. BROOKS Glenn R. Brooks	Director

Commonwealth of Pennsylvania
County of Allegheny

I, Kathleen R. Fillnow, a Notary Public in and for said County, in the aforesaid Commonwealth do hereby certify that Glenn R. Brooks personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ KATHLEEN R. FILLNOW
Notary Public
My Commission Expires:

11-29-2016

/s/ LUIS A. CORTES Luis A. Cortes	Director

Commonwealth of Pennsylvania
County of Allegheny

I, Kathleen R. Fillnow, a Notary Public in and for said County, in the aforesaid Commonwealth do hereby certify that Luis A. Cortes personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ KATHLEEN R. FILLNOW
Notary Public
My Commission Expires:

11-29-2016

/s/ PAMELA H. GODWIN Pamela H. Godwin	Director

Commonwealth of Pennsylvania
County of Allegheny

I, Kathleen R. Fillnow, a Notary Public in and for said County, in the aforesaid Commonwealth do hereby certify that Pamela H. Godwin personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ KATHLEEN R. FILLNOW
Notary Public
My Commission Expires:

11-29-2016

/s/ BRIAN A. HUDSON Brian A. Hudson	Director

Commonwealth of Pennsylvania
County of Allegheny

I, Kathleen R. Fillnow, a Notary Public in and for said County, in the aforesaid Commonwealth do hereby certify that Brian A. Hudson personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ KATHLEEN R. FILLNOW
Notary Public
My Commission Expires:

11-29-2016

/s/ WILLIAM C. MARSH William C. Marsh	Director

Commonwealth of Pennsylvania
County of Allegheny

I, Kathleen R. Fillnow, a Notary Public in and for said County, in the aforesaid Commonwealth do hereby certify that William C. Marsh personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ KATHLEEN R. FILLNOW
Notary Public
My Commission Expires:

11-29-2016

/s/ CHARLOTTE B. MCLAUGHLIN Charlotte B. McLaughlin	Director

Commonwealth of Pennsylvania
County of Allegheny

I, Kathleen R. Fillnow, a Notary Public in and for said County, in the aforesaid Commonwealth do hereby certify that Charlotte B. McLaughlin personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ KATHLEEN R. FILLNOW
Notary Public
My Commission Expires:

11-29-2016

/s/ LYNDA A. MESSICK Lynda A. Messick	Director

Commonwealth of Pennsylvania
County of Allegheny

I, Kathleen R. Fillnow, a Notary Public in and for said County, in the aforesaid Commonwealth do hereby certify that Lynda A. Messick personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ KATHLEEN R. FILLNOW
Notary Public
My Commission Expires:

11-29-2016

/s/ JOHN S. MILINOVICH John S. Milinovich	Director

Commonwealth of Pennsylvania
County of Allegheny

I, Kathleen R. Fillnow, a Notary Public in and for said County, in the aforesaid Commonwealth do hereby certify that John S. Milinovich personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ KATHLEEN R. FILLNOW
Notary Public
My Commission Expires:

11-29-2016

/s/ CHARLES J. NUGENT Charles J. Nugent	Director

Commonwealth of Pennsylvania
County of Allegheny

I, Kathleen R. Fillnow, a Notary Public in and for said County, in the aforesaid Commonwealth do hereby certify that Charles J. Nugent personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ KATHLEEN R. FILLNOW
Notary Public
My Commission Expires:

11-29-2016

/s/ BRADFORD E. RITCHIE Bradford E. Ritchie	Director

Commonwealth of Pennsylvania
County of Allegheny

I, Kathleen R. Fillnow, a Notary Public in and for said County, in the aforesaid Commonwealth do hereby certify that Bradford E. Ritchie personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ KATHLEEN R. FILLNOW
Notary Public
My Commission Expires:

11-29-2016

/s/ FREDERICK E. SCHEA Frederick E. Schea	Director

Commonwealth of Pennsylvania
County of Allegheny

I, Kathleen R. Fillnow, a Notary Public in and for said County, in the aforesaid Commonwealth do hereby certify that Frederick E. Schea personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ KATHLEEN R. FILLNOW
Notary Public
My Commission Expires:

11-29-2016

/s/ PATRICK J. WARD Patrick J. Ward	Director

Commonwealth of Pennsylvania
County of Allegheny

I, Kathleen R. Fillnow, a Notary Public in and for said County, in the aforesaid Commonwealth do hereby certify that Patrick J. Ward personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ KATHLEEN R. FILLNOW
Notary Public
My Commission Expires:

11-29-2016

/s/ ANGELA J. YOCHEM Angela J. Yochem	Director

Commonwealth of Pennsylvania
County of Allegheny

I, Kathleen R. Fillnow, a Notary Public in and for said County, in the aforesaid Commonwealth do hereby certify that Angela J. Yochem personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ KATHLEEN R. FILLNOW
Notary Public
My Commission Expires:

11-29-2016